Exhibit 99.2

Faíaday Futuíe Shaíeholdeí Letteí Q1 2023 Exhibit 99.2

We hit the ground running in 2023 and started the production of our flagship FF 91 vehicle in March as planned. Though we faced some challenges during early ramp up, our team is overcoming these obstacles. We continue to target our first phase delivery of the FF 91 at the end of May as previously announced. To reach this important milestone, we have made considerable progress and accomplished numerous key operational and strategic objectives in recent months. On April 14, 2023, our first production FF 91 rolled off the line at our FF ieFactory California in a video streamed event watched by millions of FF fans globally. It has been a long path for Faraday Future, but we believe this is the year we make history.

Homologation for the FF 91 is progressing as planned. Most of the FMVSS tests have been successfully completed. We have performed the highest severity crash tests and have passed all these tests successfully, including front, side and rear crash.

On the systems and software side, we've also made some amazing progress. Two weeks ago, we showcased the FF 91 vehicle's ability to integrate generative AI to enable an intuitive and interactive experience for users within the vehicle. We believe this truly epitomizes what Faraday Future has communicated to its users and investors all along, that FF 91 is a pioneer of emerging technology.

Lastly, we reiterate our goal to create a profitable business with operating cashflow breakeven in 2025 and express our gratitude to our users, suppliers, partners, communities and stockholders for their unwavering support of our vision.

Introducing the FF 91



Ultimate Intelligent TechLuxury products

– In a world of luxury cars FF stands out as a true luxury EV
– FF is pioneering ultra spire market segment with a class-defining product
– FF redefine luxury in both the physical, comfort and digital connected realms



Emotive design

- Redefines the traditional vehicle, creating a new concept that addresses how vehicle use is changing. The FF 91 is not a sports car, an SUV or a sedan, but something timeless that embodies our brand values and commitment to innovation
- FF's iconic design language sparks the imagination and redefines the luxury vehicle space. The FF 91's interior and exterior design express intelligence and functionality, enabling a best-in-class experience, and birthing a radically functional proportion



Unique Artificial Intelligence (AI) Experience

– Natural Language and voice-first interface designed to adapt to users needs
– Multiple user interface displays for every seated occupant.
– Triple modem 5G connectivity to allow uninterrupted, high-speed internet access
– FF's Generative AI product stack will offer the first ever generative AI capability in the automotive sector for in-vehicle usage



Leading performance

– 381 miles of EPA rated driving range
– 0-60mph in 2.27 seconds
– Top-end hyper car drive and handling
– Industry leading computer hardware and software to drive the ultimate AI experience

We believe ouí flagship píoduct, the FF 91 vehicle sets a new standaíd foí useí expeíience and peífoímance in the automotive industíy. It featuíes a custom electíic díive unit with a fully integíated design, active oil cooling, and independent íeaí axle díive. Its 1050hp píopulsion system is poweíed by píopíietaíy softwaíe and contíol algoíithms, optimizing peífoímance, stability, and safety. With an EPA - ceítified íange of 381 miles, the FF 91 offeís 50 - 70 miles moíe íange than its diíect competitoís and acceleíates fíom zeío to 60 mph in a íemaíkable 2.27 seconds. Mobile connectivity is anotheí key aspect of the caí, with a unique íeaí intelligent Inteínet and a useí expeíience designed to establish a mobile, connected, intelligent, and luxuíious thiíd inteínet living space and useí mobility ecosystem platfoím. A Leadeí in Automotive AI On May 2nd, we announced ouí Geneíative AI Píoduct Stack to the public. The píoduct stack combines FF’s foundational capabilities such as ouí computing platfoím, advanced opeíating system, ultía - fast inteínet connectivity, AI and natuíal language píocessing abilities, multiple displays, with geneíative AI capability to give extíaoídinaíy abilities to useís. We demonstíated integíation of FF’s foundational AI capabilities with advanced laíge language models – which we believe is a majoí step towaíds tíansfoímation of the tíanspoítation industíy with intelligent electíic vehicles. With this Geneíative AI Píoduct Stack, we believe the Company has the potential to scale to additional advanced geneíative AI models, giving extíaoídinaíy abilities to useís.

We have been investing in softwaíe, AI, and human machine inteíaction foí a long time and we believe that places us in a unique position to utilize these advances in AI. To use geneíative AI in a caí, you need a poweíful computing platfoím, íobust opeíating system, inteínet connectivity, and suitable displays. The FF 91 vehicle has this unique combination of industíy - leading computing platfoím, advanced opeíating system, ultía - high - speed inteínet connectivity, AI and natuíal language píocessing ability, with oveí 100 inches of displays, and a Geneíative AI Píoduct Stack designed to empoweí useís to gíadually utilize advanced geneíative models foí a íange of peísonalized applications in the vehicle – fíom complex text and voice queíies, to image and video geneíation, stock analysis, live tíanslations, seaích, enteítainment, education, ecommeíce, and moíe. The possibilities aíe limitless. The thiíd intelligent inteínet space applies natuíal language communication ability to vaíious usage scenaíios in the vehicle, and FF’s AI píovides useís with an immeísive expeíience of aítificial intelligence inteíaction and communication. As intelligent electíic vehicles become supeí íobots, the díiving expeíience and digital cockpit will be fully intelligent. We believe AI will become the coíe competitiveness of the futuíe mobility ecology and íedefine the usage scenaíios of futuíe mobility píoducts. As one of the woíld's fiíst intelligent electíic vehicle manufactuíeís, FF has been committed to the íeseaích and development of AI technology platfoíms, applied to autonomous díiving platfoíms and the thiíd intelligent inteínet space.

Production & Deliveries

Our Hanford team is hard at work ramping up production, with the goal of delivering the highest quality FF 91 vehicles to our users. As of today, we've manufactured 40 engineering, testing, marketing, and user vehicles. We've built all the vehicles required for FMVSS testing. Further, the first production vehicle coming off the line provided the necessary learning for fine-tuned processes which has allowed the coming vehicles in production to run through the assembly more smoothly than the previous vehicles.

We are also continuing to build out our operational and manufacturing teams. We have recently brought in a new head of manufacturing Rich Schmidt who brings 35 years of automotive industry manufacturing experience.

Deliveries

In the continued spirit of FF's co-creation and co-sharing vision, we recently outlined a three-phase delivery plan aimed at delivering the best experience to all our users. In the first phase FF will give our industry expert Futurist Product Officers ("FPOs"), the first look and allow these users the first chance to pay in full to reserve and experience the innovative FF 91. These industry expert FPOs will take possession of the reserved FF 91 vehicle at the beginning of the second phase. This initial phase is slated for launch at the end of May, marking the start of our delivery plan for the vehicle.

In phase two, targeted to start at the end of second quarter, assuming receiving parts on our required timeframes and completion of requisite tests, all FPOs will be invited to start purchasing the vehicle to experience the FF 91. Users will take full possession of the car and receive comprehensive training to make the most of the vehicle's many features. This will mark the turning point where Faraday Future will become a revenue generating company going forward.

The third and final phase, our Full Co-Creation Delivery, is geared towards all users. In this phase, the Company will deliver FF 91 vehicles to all users that pay in full. Our three-phase delivery is designed to offer flexibility for our manufacturing operations and market demands while ensuring that all FF 91 users receive the best possible experience. We believe this approach will also enable the Company to avoid production shortfalls that may arise from high demand. Please note that successful completion of the third phase delivery plan is contingent on securing the necessary financing and receiving parts on our required timeframes.

Sales and Service

The entire sales journey is fully integrated: users can experience our cars online or at one of our owned/partner showrooms and they can access our O2O platform for purchases while partners can integrate seamlessly into our direct sales model.

- Selected Salesforce Sales Cloud and Service Cloud for Sales Automation, CRM, Sales Engagement, Service Engagement, Knowledge Base. The Salesforce platform will be customized and integrated into FF's robust IT infrastructure so FF will gain 360-degree view of its users and be able to effectively drive revenue and deliver its premium service solutions.

- Partnering with National Automobile Club for roadside assistance. NAC will provide nationwide 24/7 roadside assistance for all FF 91 owners.

- All-new FF Home Charger supports up to 19.2kW to utilize the FF 91 2.0 powerful onboard charger The FF Home Charger is smart, Wi-Fi connected, designed and manufactured for durability and longevity. We simplified the installation process with our charging installation partner, Qmerit.

- Aftersales - FF is partnering with Somit Solutions to develop the FF Aftersales Systems, a cloud-based operations system to support all Aftersales functionalities such as Warranty, Service Information, Parts Catalog, Repair Manuals.

- Mobile Service – Introduced our FF mobile service, allowing users to enjoy concierge style service experience. Service Network is expected to be rolled out in the Los Angeles Metro, San Francisco Bay, San Diego and New York Metro markets in 2023.

Funding In Q1, we successfully secuíed $135 million of gíoss funding in suppoít of ouí SOP and píoduction plans, which we have íeceived $120 million gíoss to date. Since then, ouí capital team has continued to woík towaíds additional funding foí ouí píoduction, deliveíy and íamp. On May 9th, we announced an additional $100 million of committed financing via unsecuíed conveítible notes, subject to ceítain conditions. Additionally, we have íemaining committed financing of $35 million, subject to ceítain conditions and milestones, we expect to have píoceeds fíom vehicle sales, and we may íeceive $242 million of additional financing which is at the option of ouí existing investoís. Since the beginning of this yeaí, the Company has íeceived $38 million gíoss financing which was at the option of the investoís — this íepíesents a significant poítion of the optional notes that the Company allocated to the píevious secuíed financing. We also have an equity line of cíedit of up to $350 million, subject to ceítain conditions, which we have not yet used as we want to be veíy stíategic about accessing the equity line of cíedit to minimize dilution. Fuítheímoíe, the Company is also exploíing asset - based financing oppoítunities. Management Commitment FF Global Paítneís (“FFGP”), consisting of 20 cuííent and foímeí senioí executives of the company, is committing $80 million of the $100 million unsecuíed notes financing íefeíence above. The investment shows a continued commitment to the Company, as well as a show of confidence by ouí coíe management team in Faíaday Futuíe’s ability to achieve its mid - and long - teím goals. As a show of suppoít, FFGP has alíeady eaíly funded a poítion of this commitment. It fuítheí íeflects the stíength of the Company’s new goveínance stíuctuíe, new management team and system, and once again píoves the stíong advantages of the global paítneís mechanism.

2023 and Beyond

The Company remains on track for its three-phase delivery plan. We expect to utilize a portion of the initial production for our sales and marketing campaign to meet user needs. On the cost side, we continue to improve efficiency and reduce material cost. We have developed a detailed road map of both engineering and commercial cost downs.

We further reiterate our goal to create a profitable business with operating cashflow breakeven in 2025.

Financial Highlights Opeíating Expense Opeíating expenses foí the quaíteí ended Maích 31, 2023, weíe $83.0 million compaíed to $149.0 million foí the quaíteí ended Maích 31, 2022. The change in opeíating expenses was píimaíily due to a decíease in engineeíing, design, and testing ("ED&T") seívices as the Company substantially completed R&D activities íelated to the FF 91 vehicle in 2022 and was focused on capitalizable activities attíibutable to Staít of Píoduction which was achieved on Maích 29, 2023, coupled with decíeases in peísonnel and compensation and píofessional seívices as paít of the Company's cost measuíes effoíts and the conclusion of the special committee investigation. N et In co me / ( L oss) Net income foí the quaíteí ended Maích 31, 2023, was $6.5 million compaíed to a loss of $153.1 million foí the quaíteí ended Maích 31, 2022. The change in net income / (loss) was píimaíily due to the change in opeíating expense and $94.9 million income associated with maík - to - maíket measuíements of the secuíed conveítible notes and waííants íecoíded in the fiíst quaíteí this yeaí díiven by the decline in the Company’s stock píice. Net Cash Used Net cash used in opeíating activities foí the quaíteí ended Maích 31, 2023 was $103.2 million compaíed to $122.4 million foí the quaíteí ended Maích 31, 2022. Capital expendituíes weíe $16.9 million foí the quaíteí ended Maích 31, 2023, compaíed to $44.4 million foí the quaíteí ended Maích 31, 2022. Net cash píovided by financing activities foí the quaíteí ended Maích 31, 2023 was $134.4 million compaíed to net cash used in financing activities of $85.7 million foí the quaíteí ended Maích 31, 2022. Balance Sheet Cash as of Maích 31, 2023 was $33.3 million, including $1.5 million of íestíicted cash.

Foíwaíd Looking Statements This Shaíeholdeí Letteí includes foíwaíd - looking statements within the meaning of Section 27A of the Secuíities Act of 1933, as amended (the “Secuíities Act”), and Section 21E of the Secuíities Exchange Act of 1934, as amended (the “Exchange Act”). These foíwaíd - looking statements can be identified by the use of foíwaíd - looking teíminology, including the woíds “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “potential,” “píojects,” “píedicts,” “continue,” oí “should,” oí, in each case, theií negative oí otheí vaíiations oí compaíable teíminology. These foíwaíd - looking statements, which include among otheí things, statements íegaíding the Company’s píojected timeline and access to cuííent and futuíe financing, aíe not guaíantees of futuíe peífoímance, conditions oí íesults, and involve a numbeí of known and unknown íisks, unceítainties, assumptions and otheí impoítant factoís, many of which aíe outside the Company’s contíol, that could cause actual íesults oí outcomes to diffeí mateíially fíom those discussed in the foíwaíd - looking statements. Impoítant factoís, among otheís, that may affect actual íesults oí outcomes include whetheí the Company’s Amended Shaíeholdeí Agíeement with FF Top Holding LLC complies with Nasdaq listing íequiíements, the maíket peífoímance of the Company’s Common Stock; the Company’s ability to íegain compliance with, and theíeafteí continue to comply with, the Nasdaq listing íequiíements; the Company’s ability to satisfy the conditions píecedent and close on the vaíious financings descíibed in this Shaíeholdeí Letteí and disclosed elsewheíe by the Company, the íesult of any futuíe financing effoíts, the failuíe of any of which could íesult in the Company seeking píotection undeí the Bankíuptcy Code; the Company’s ability to amend its ceítificate of incoípoíation to peímit sufficient authoíized shaíes to be issued in connection with the Company’s existing and contemplated financings; whetheí the Company and the City of Huanggang could agíee on definitive documents to effectuate the Coopeíation Fíamewoík Agíeement; the Company’s ability to íemain in compliance with its public filing íequiíements undeí the Secuíities Exchange Act of 1934, as amended; the outcome of the Secuíities and Exchange Commission (SEC) investigation íelating to the matteís that weíe the subject of the Special Committee investigation and otheí litigation involving the Company; the Company’s ability to execute on its plans to develop and maíket its vehicles and the timing of these development píogíams; the Company’s estimates of the size of the maíkets foí its vehicles and cost to bíing those vehicles to maíket; the íate and degíee of maíket acceptance of the Company’s vehicles; the success of otheí competing manufactuíeís; the peífoímance and secuíity of the Company’s vehicles; potential litigation involving the Company; geneíal economic and maíket conditions impacting demand foí the Company’s píoducts; íecent cost, headcount and salaíy íeduction actions may not be sufficient oí may not achieve theií expected íesults; and the ability of the Company to attíact and íetain diíectoís and employees. The foíegoing list of factoís is not exhaustive. You should caíefully consideí the foíegoing factoís and the otheí íisks and unceítainties descíibed in the “Risk Factoís” section of the Company’s íegistíation statement on Foím S - 1 filed on May 5, 2023 and in “Risk Factoís” in Item 1A of the Company’s Annual Repoít on Foím 10 - K, as well as in otheí documents filed by the Company fíom time to time with the SEC. These filings identify and addíess otheí impoítant íisks and unceítainties that could cause actual events and íesults to diffeí mateíially fíom those contained in the foíwaíd - looking statements. Foíwaíd - looking statements speak only as of the date they aíe made. Readeís aíe cautioned not to put undue íeliance on foíwaíd - looking statements, and the Company does not undeítake any obligation to update oí íevise any foíwaíd - looking statements, whetheí as a íesult of new infoímation, futuíe events oí otheíwise, except as íequiíed by law. No Offeí oí Solicitation This communication shall neitheí constitute an offeí to sell oí the solicitation of an offeí to buy any secuíities, noí shall theíe be any sale of secuíities in any juíisdiction in which the offeí, solicitation oí sale would be unlawful píioí to the íegistíation oí qualification undeí the secuíities laws of any such juíisdiction. Tíademaíks This Shaíeholdeí Letteí contains tíademaíks, seívice maíks, tíade names and copyíights of Faíaday and otheí companies, which aíe the píopeíty of theií íespective owneís.

Condensed Consolidated Balance Sheet (in thousands, except shaíe and peí shaíe data) Maích 31, 2023 Dece m beí 31 , 2022 Assets Cuííent assets Cash $ 31,769 $ 16,968 Restíicted cash 1,505 1,546 Deposits 55,405 26,804 Otheí cuííent assets 14,717 21,087 Total cuííent assets 103,396 66,405 Píopeíty and equipment, net 446,524 417,803 Opeíating lease íight - of - use assets 18,911 19,588 Otheí non - cuííent assets 6,458 6,492 Total assets $ 575,289 $ 510,288 Liabilities and stockholdeís’ equity Cuííent liabilities Accounts payable $ 76,926 $ 87,376 Accíued expenses and otheí cuííent liabilities 66,980 65,709 Bíidge waííants 28,521 95,130 A c cíued in t eíest 2,505 1,864 Related paíty accíued inteíest 140 — Opeíating lease liabilities, cuííent poítion 2,609 2,538 Finance lease liabilities, cuííent poítion 1,390 1,364 Related paíty notes payable 8,643 8,406 Notes payable, cuííent poítion 5,159 5,097 Total cuííent liabilities $ 192,873 $ 267,484 Finance lease liabilities, less cuííent poítion 6,209 6,570 Opeíating lease liabilities, less cuííent poítion 17,398 18,044 Otheí liabilities 9,758 9,429 Notes payable, less cuííent poítion 92,665 26,008 Total liabilities $ 318,903 $ 327,535 Commitments and contingencies Stoc k ho l d eí s ’ e q uity Class A Common Stock,$0.0001 paí value 82 56 Class B Common Stock, $0.0001 paí value 6 6 Additional paid - in capital 3,723,446 3,655,771 Accumulated otheí compíehensive gain 2,950 3,505 A c cu m ula t e d d e f icit (3,470,098) (3,476,585) Total stockholdeís’ equity 256,386 182,753 Total liabilities and stockholdeís’ equity $ 575,289 $ 510,288

Condensed Consolidated Statement of Opeíations (in thousands, except shaíe and peí shaíe data) ľhíee Months Ended Maích 31, 2023 2022 O pe í a t ing expenses Reseaích and development $ 46,160 $ 114,935 S al es a nd ma í k e ting 5,585 6,186 Geneíal and administíative 27,584 27,880 Loss on disposal of píopeíty and equipment 3,698 — Total opeíating expenses 83,027 149,001 Loss fíom opeíations (83,027) (149,001) Change in faií value measuíements 94,917 1,186 Loss on settlement of notes payable (3,021) — Inteíest expense (4,651) (3,746) Related paíty inteíest expense (140) (622) Otheí income (expense), net 2,409 (915) Income (Loss) befoíe income taxes 6,487 (153,098) Income tax píovision — — Net income (loss) $ 6,487 $ (153,098) Peí shaíe infoímation: Net income (loss) peí shaíe of Common Stock attíibutable to common stockholdeís: Basic $ 0.01 $ (0.48) Diluted (0.07) (0.48) Weighted aveíage shaíes used in computing net income (loss) peí shaíe of Common Stock Basic 657,565,442 322,211,392 Diluted 988,638,662 322,211,392 Total compíehensive income (loss): Net income (loss) $ 6,487 $ (153,098) Change in foíeign cuííency tíanslation adjustment (555) (564) Total compíehensive income (loss) $ 5,932 $ (153,662)

Condensed Consolidated Statement of Cash Flows (in thousands) ľhíee Months Ended Maích 31, 2023 2022 Cash flows fíom opeíating activities Net income / (loss) $ 6,487 $ (153,098) Adjustments to íeconcile net loss to net cash used in opeíating activities Depíeciation and amoítization expense 1,103 4,853 Stoc k - bas e d co m pensa t i o n 15,102 3,347 Loss on disposal of píopeíty and equipment 3,698 — Change in faií value measuíement of íelated paíty notes payable and notes payable (79,462) (1,186) Change in faií value measuíement of waííant liability (12,434) — Change in faií value measuíement of eaínout liability (2,764) — Amoítization of opeíating lease íight - of - use assets and intangible assets 736 — Loss on foíeign exchange 686 894 Non - c a sh in t e í e st expense 4,533 2,319 Loss on settlement of notes payable (3,021) — Otheí 337 108 Changes in opeíating assets and liabilities: Deposits (29,370) 6,840 Otheí cuííent and non - cuííent assets 6,368 2,095 Accounts payable (10,367) 5,747 Accíued expenses and otheí cuííent liabilities (4,098) 14,527 Opeíating lease liabilities (542) (882) Accíued inteíest expense (197) (7,928) Net cash used in opeíating activities $ (103,205) $ (122,364) Cash flows fíom investing activities Payments foí píopeíty and equipment $ (16,873) $ (44,398) Net cash used in investing activities $ (16,873) $ (44,398) Cash flows fíom financing activities Píoceeds fíom notes payable, net of oíiginal issuance discount 131,800 — Píoceeds fíom exeícise of waííants 4,079 — Paym en t s of n o tes payable (6) (87,065) Settlement of notes payable tíansaction costs (1,139) — Payments of finance lease obligations (335) (466) Píoceeds fíom exeícise of stock options 44 1,855 Net cash (used in) píovided by financing activities $ 134,443 $ (85,676) Effect of exchange íate changes on cash and íestíicted cash 395 (653) Net (decíease) incíease in cash and íestíicted cash $ 14,760 $ (253,091) Cash and íestíicted cash, beginning of peíiod 18,514 530,477 Cash and íestíicted cash, end of peíiod $ 33,274 $ 277,386

Condensed Consolidated Statement of Cash Flows (continued) (in thousands) ľhíee Months Ended Maích 31, 2023 2022 Cash $ 31,769 $ 276,374 Restíicted cash 1,505 1,012 Total cash and íestíicted cash, end of peíiod $ 33,274 $ 277,386 Supplemental disclosuíe of cash flow infoímation Cash paid foí inteíest $ 324 $ 10,040 Supplemental disclosuíe of noncash investing and financing activities Additions of píopeíty and equipment included in accounts payable and accíued expenses $ 17,249 $ 1,881 Issuance of Waííants 66,609 — Reclassification of liability foí insufficient authoíized shaíes íelated to stock options and RSUs 8,977 — Reclassification of eaínout shaíes liability to equity as paít of authoíized shaíe incíease 5,014 — Conveísion of notes payable and accíued inteíest into Class A Common Stock 46,296 — Issuance of conveítible notes puísuant to the Exchange Agíeement 41,000 Change in classification of waííants fíom Additional paid - in capital to liability puísuant to the Waííant Exchange 6,811 — Recognition of opeíating íight of use assets and lease liabilities upon adoption of ASC 842 and foí new leases enteíed into in 2022 — 8,206

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